OPPENHEIMER SHORT DURATION FUND

Supplement dated April 27, 2011 to the

Prospectus dated April 20, 2011

This supplement amends the prospectus of Oppenheimer Short Duration Fund (the “Fund”), dated April 20, 2011 (the "Prospectus"), as follows:

The section titled “How the Fund is Managed – Advisory Fees” beginning on page 9 of the Prospectus is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate of 0.30%. The Manager has voluntarily agreed to waive fees in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund and to limit the annual total expenses for Class A shares to 0.65% and for Class Y shares to 0.40% of average daily assets. Those undertakings may not be reduced or withdrawn until one year from the date of this prospectus. From time to time, the Manager may also waive fees and/or reimburse expenses to assist the Fund in seeking to maintain a positive yield.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s first shareholder report following the commencement of operations.

April 27, 2011                                                                               PS1740.001